              TECHNOLOGY INVESTMENT CAPITAL CORP. REPORTS FINANCIAL
                  RESULTS FOR THE QUARTER ENDED JUNE 30, 2004

Greenwich, CT - August 5, 2004 - Technology Investment Capital Corp. (Nasdaq:
TICC) announced today results for the quarter ended June 30, 2004.


HIGHLIGHTS

o We recorded net investment income of $275,059, or $0.03 per share for the second quarter.

o Net investment income was $229,462, or $0.02 per share for the six months ended June 30, 2004.

o While we did not close any new transactions during the second quarter, we are currently processing several later stage transactions and expect that we should close some of those during the third quarter. We continue to conduct due diligence regarding those transactions. However, there can be no assurance when or if those transactions will close.

o On July 26, we announced that we had completed a $10 million transaction with The Endurance International Group consisting of senior secured notes with warrants.

o We declared and paid a dividend of $0.11 per share during the second quarter.

o On July 28, our Board of Directors declared a dividend of $0.11 for the third quarter, payable on September 30, 2004 to shareholders of record as of September 10, 2004. The ex-dividend date is September 8, 2004.


We will host a conference call to discuss our second quarter results today, August 5th at 10:00 AM EST. Please call 877-407-8031 to participate. A replay of the conference call will be available for approximately 30 days. The replay number is 877-660-6853, the account number is 1628 and that access code is 111438.


The following financial statements are unaudited and without footnotes. Readers who would like additional information should obtain our Form 10-K for the period ended December 31, 2003 and subsequent reports on Form 10-Q as they are filed.

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TECHNOLOGY INVESTMENT CAPITAL CORP.
BALANCE SHEET


                                                                           UNAUDITED            AUDITED
                                                                            JUNE 30,         DECEMBER 31,
                                                                              2004                2003
-------------------------------------------------------------------------------------------------------------
ASSETS
Investments at fair value
(cost: $33,411,566 @ 6/30/04; none @ 12/31/03)                            $33,411,566                 $0
Cash and cash equivalents                                                 104,130,010        138,228,765
Interest receivable                                                           698,249             23,667
Prepaid assets                                                                 45,657             72,446
                                                                       --------------------------------------
   Total Assets                                                          $138,285,482       $138,324,878
                                                                       ======================================

LIABILITIES
Accrued expenses                                                             $878,336           $335,810
Accrued offering expenses                                                           0             19,441
                                                                       --------------------------------------
   Total Liabilities                                                          878,336            355,251
                                                                       --------------------------------------

STOCKHOLDERS' EQUITY
Common stock, $0.01 par value, Common stock,
$0.01 par value, 100,000,000 shares authorized, and
10,092,712 and 10,000,100 issued and outstanding, respectively                100,927            100,001
Capital in excess of par value                                            139,502,029        138,189,832
(Overdistributed) net investment income (loss)                            (2,195,810)          (320,206)
                                                                       --------------------------------------
   Total Stockholders' Equity                                             137,407,146        137,969,627
                                                                       --------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $138,285,482       $138,324,878
---------------------------------------------------------------------- ======================================


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TECHNOLOGY INVESTMENT CAPITAL CORP.
STATEMENT OF OPERATIONS

                                                                          UNAUDITED           UNAUDITED
                                                                        3 MONTHS ENDED      6 MONTHS ENDED
                                                                        JUNE 30, 2004       JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income                                                            $1,163,458          $1,626,645
Other fees                                                                     80,000             530,000
                                                                       --------------------------------------
   Total Investment Income                                                  1,243,458           2,156,645
                                                                       --------------------------------------

EXPENSES
Salaries and benefits                                                          51,800              98,138
Investment advisory fees                                                      689,767           1,378,949
Professional fees                                                             117,588             201,894
Insurance                                                                      20,020              40,040
Directors' fees                                                                38,250              70,500
General and administrative                                                     50,974             137,662
                                                                       --------------------------------------
   Total Expenses                                                             968,399           1,927,183
                                                                       --------------------------------------
NET INVESTMENT INCOME                                                        $275,059            $229,462
                                                                       ======================================

NET INCREASE IN STOCKHOLDERS'
EQUITY RESULTING FROM OPERATIONS                                             $275,059            $229,462


Net increase in stockholders' equity resulting from
Operations per common share:
   Basic and Diluted                                                            $0.03               $0.02

Weighted average shares of common stock outstanding:
   Basic and Diluted                                                       10,044,459          10,022,279
-------------------------------------------------------------------------------------------------------------

ABOUT TECHNOLOGY INVESTMENT CAPITAL CORP.
We are a publicly-traded business development company principally engaged in providing capital to small to mid-size technology-related companies. While the structures of our financings vary, we look to invest primarily in the debt of established technology-related businesses. Companies interested in learning more about financing opportunities should contact Barry Osherow at (203) 661-9572 or visit our website at www.ticc.com.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events.